                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                          Esperion Therapeutics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                          ESPERION THERAPEUTICS, INC.

                            3621 SOUTH STATE STREET
                                 695 KMS PLACE
                           ANN ARBOR, MICHIGAN 48108

                            ------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

               TO THE STOCKHOLDERS OF ESPERION THERAPEUTICS, INC.

     Notice is hereby given that the 2001 Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of Esperion Therapeutics, Inc. (the "Company") will be held at Crowne Plaza, 610 Briarwood Circle, Ann Arbor, Michigan 48108, on May 22, 2001 at 9:00 a.m. local time, to consider and take action with respect to the following matters:

     1. To elect two Class I directors, each to serve for a term of three years and until their respective successors are elected and qualified.

     2. To approve an amendment of the Company's 2000 Equity Compensation Plan to increase the number of shares authorized for issuance under the Plan and a restatement of the Plan.

     3. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001.

     4. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Holders of common stock of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice.

                                          By Order of the Board of Directors,

                                          Roger S. Newton, Ph.D.
                                          President and Chief Executive Officer

Ann Arbor, Michigan
Dated: April 30, 2001

                            YOUR VOTE IS IMPORTANT.
                  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY
                  CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          ESPERION THERAPEUTICS, INC.

                            3621 SOUTH STATE STREET
                                 695 KMS PLACE
                           ANN ARBOR, MICHIGAN 48108
                            ------------------------

                                PROXY STATEMENT
                                      FOR

                      2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2001
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement and the accompanying form of proxy (the "Proxy Card") are furnished in connection with the solicitation of proxies by the Board of Directors of Esperion Therapeutics, Inc. (the "Company") to be used at the Company's annual meeting of stockholders to be held on May 22, 2001 at 9:00 a.m., local time, at Crowne Plaza, 610 Briarwood Circle, Ann Arbor, Michigan 48108, and any adjournment thereof (the "Annual Meeting").

     The Notice of Annual Meeting (the "Notice"), Proxy Statement and Proxy Cards were mailed on or about April 30, 2001 to all stockholders entitled to vote at the Annual Meeting. The expense of soliciting proxies, including the costs of preparing, assembling and mailing the Notice, Proxy Statement and Proxy Cards, will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or telegraph. The Company may arrange for the reimbursement of persons holding stock beneficially owned by others for their expenses in sending proxy materials to such beneficial owners.

                      VOTING RIGHTS AND PROCEDURAL MATTERS

     Only holders of shares of common stock, par value $0.001 per share ("Common Stock"), of the Company as of the close of business on April 16, 2001, the record date ("Record Date") fixed by the Board of Directors of the Company (the "Board"), are entitled to notice of and to vote at the Annual Meeting. Stockholders are entitled to one vote per share of Common Stock on each matter presented at the Annual Meeting. As of April 16, 2001, there were 25,968,588 shares of Common Stock issued and outstanding and no other outstanding classes of voting securities of the Company.

     The presence of the holders of a majority of the outstanding shares of Common Stock in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of a plurality of the votes cast by stockholders present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of directors. Cumulative voting for the election of directors is not permitted. The affirmative vote of a majority of the stockholders present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for approval of the proposals to approve the amendment of the Company's 2000 Equity Compensation Plan to increase the number of shares authorized for issuance under the Plan by 700,000 and to restate the Plan and to ratify the appointment of the Company's independent public accountants for fiscal year 2001.

     Shares of Common Stock represented by valid Proxy Cards, completed, duly signed, dated, returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. In the absence of directions to the contrary, the shares will be voted "FOR" the election of the nominees for Class I directors named in this Proxy Statement, "FOR" the approval of the Company's 2000 Equity Compensation Plan as amended and restated, a copy of which is attached as Appendix A to this Proxy Statement, and "FOR" the ratification of the appointment of the independent public accountants named in this Proxy Statement. Shares represented by valid Proxy Cards which are marked "WITHHELD" with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect. Shares represented by valid Proxy Cards which are marked "ABSTAIN" with regard to the approval of the amendment and restatement of the Company's 2000 Equity Compensation Plan or the ratification of the appointment of the independent public accountants will have the same effect as a negative vote.

     The Board does not know of any other matters to be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment thereof, the persons designated as proxies will vote on such matters in their discretion.

     Any stockholder of the Company that returns a Proxy Card has the right to revoke the proxy at any time prior to its exercise at the Annual Meeting by (i) delivering to any of the persons designated as proxies on the Proxy Card, or to the Company addressed to the Secretary, a written statement revoking the proxy,
(ii) appearing at the Annual Meeting and voting in person, or (iii) executing a later dated Proxy Card which is exercised at the Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

     The stockholders named in the following table are those known to the Company to be the beneficial owners of 5% or more of the outstanding Common Stock as of March 20, 2001. For purposes of this table, and as used elsewhere in this Proxy Statement, the term "beneficial owner" means any person (i) who, directly or indirectly, has or shares the power to vote or dispose of shares of Common Stock or (ii) who has the right to acquire shares of Common Stock within sixty (60) days.

NAME AND ADDRESS OF                                    AMOUNT AND NATURE OF     PERCENT OF
BENEFICIAL OWNER                                       BENEFICIAL OWNERSHIP    COMMON STOCK
-------------------                                    --------------------    ------------
Oak Management Corporation...........................      3,162,772(1)           12.1%
One Gorham Island
Westport, CT 06880
TL Ventures III L.P..................................      3,842,751(2)           14.7%
700 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1990
HealthCap AB.........................................      2,544,804(3)            9.7%
Sturegatan 34
S-11436 Stockholm, Sweden

-------------------------

(1) This amount is based both on information provided to the Company or disclosed in a Schedule 13G filed on February 14, 2001 by Oak Management Corporation, Oak Investment Partners VII L.P., Oak Associates VII LLC, Oak VII Affiliates Fund L.P., Oak VII Affiliates LLC, Bandel L. Carano, Gerald
    R. Gallagher, Edward F. Glassmeyer, Fredric W. Harman and Ann H. Lamont, and reporting shared voting and dispositive power with respect to the shares of Common Stock.

(2) This amount is based both on information provided to the Company or disclosed in a Schedule 13G filed on February 14, 2001 by TL Ventures III L.P., TL Ventures III Interfund

    L.P., TL Ventures III Management L.P., TL Ventures III LLC, TL Ventures III Offshore L.P., TL Ventures III Offshore Partners L.P., TL Ventures III Offshore Ltd., TL Ventures IV L.P., TL Ventures IV Management L.P., TL Ventures IV Interfund L.P., and TL Ventures IV LLC, and reporting shared voting and dispositive power with respect to the shares of Common Stock. Christopher Moller, Ph.D., a director of the Company, is a general partner of TL Ventures III L.P., TL Ventures III Offshore L.P., and TL Ventures III Interfund L.P. (collectively the "TL III entities"), and has reported beneficial ownership of shares beneficially owned by the TL III entities. Dr. Moller disclaims beneficial ownership of shares in which he does not have a pecuniary interest.

(3) This amount is based on information disclosed in a report on Schedule 13G filed by HealthCap AB on February 14, 2001, reporting sole voting and dispositive power with respect to 2,544,804 shares of Common Stock as of December 31, 2000.

                         STOCK OWNERSHIP OF DIRECTORS,
                  NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

     The following table and notes thereto set forth information, as of March 20, 2001, with respect to the beneficial ownership of shares of Common Stock by each director, each nominee for director and each executive officer named by the Company in the Summary Compensation Table (the "Named Executive Officers") and, as a group, by the directors and executive officers of the Company. Except as otherwise indicated, the Company believes that each beneficial owner listed below exercises sole voting and dispositive power over its shares of Common Stock.

NAME OF                                                   AMOUNT AND NATURE OF    PERCENT OF
BENEFICIAL OWNER(1)                                       BENEFICIAL OWNERSHIP   COMMON STOCK
-------------------                                       --------------------   ------------
David I. Scheer.........................................         465,090(2)          1.8%
Christopher Moller, Ph.D. ..............................       3,179,791(3)         12.2%
Eileen M. More..........................................          41,128               *
Seth A. Rudnick, M.D. ..................................         750,112(4)          2.9%
Anders P. Wiklund.......................................         189,963(5)            *
Henry E. Blair..........................................               0               *
Roger S. Newton, Ph.D. .................................         690,019(6)          2.6%
Timothy M. Mayleben.....................................          72,442(7)            *
Charles L. Bisgaier, Ph.D. .............................         138,824(8)            *
Jean-Louis H. Dasseux, Ph.D. ...........................          40,638(9)            *
Michael E. Pape, Ph.D. .................................         136,824(10)           *
All Directors and Executive Officers as a Group
  (13 persons)..........................................       5,730,540(11)        21.9%

-------------------------

  *  Less than one percent (1%).

 (1) The address of each of the beneficial owners is c/o Esperion Therapeutics, Inc., 3621 S. State Street, 695 KMS Place, Ann Arbor, Michigan 48108.

 (2) Includes 465,090 shares owned by Scheer Investment Holdings II, LLC. Mr. Scheer is President of Scheer & Company, Inc., and is a co-managing member, along with his spouse, who is also a co-managing member, of Scheer Investment Holdings II LLC. Mr. Scheer and his spouse share voting and dispositive power with respect to these shares. Mr. Scheer disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

 (3) Includes 3,173,771 shares owned by TL Ventures III L.P., TL Ventures III Offshore L.P. and TL Ventures III Interfund L.P. Dr. Moller is a general partner of these entities. Dr. Moller disclaims beneficial ownership of shares in which he does not have a pecuniary interest.

 (4) Includes 183 shares owned by Dr. Rudnick's spouse, 474,773 shares owned by Canaan Equity II L.P., 212,380 shares owned Canaan Equity II L.P. (QP) and 37,690 shares owned by Canaan Equity II Entrepreneurs LLC. Dr. Rudnick, a general partner at Canaan Equity, disclaims ownership of shares in which he does not have a pecuniary interest.

 (5) Includes 6,775 shares issuable upon the exercise of stock options within sixty (60) days of March 20, 2001.

 (6) Includes 252,875 shares subject to repurchase by the Company and 41,388 shares issuable upon the exercise of stock options within sixty (60) days of March 20, 2001.

 (7) Includes 43,021 shares issuable upon the exercise of stock options within sixty (60) days of March 20, 2001.

 (8) Includes 49,704 shares jointly owned with spouse, 7,224 restricted shares owned by children, 50,576 shares owned by trust, of which 25,288 are subject to repurchase by the Company, and 23,481 shares issuable upon the exercise of stock options within sixty (60) days of March 20, 2001.

 (9) Includes 22,076 shares issuable upon the exercise of stock options within sixty (60) days of March 20, 2001.

(10) Includes 57,800 shares held by trust, of which 25,288 shares are subject to repurchase by the Company, and 46,512 shares issuable upon the exercise of stock options within sixty (60) days of March 20, 2001.

(11) Includes 303,451 shares subject to repurchase by the Company, and 207,943 shares issuable upon exercise of stock options within sixty (60) days of March 20, 2001.

                                   PROPOSAL 1

                  NOMINATION AND ELECTION OF CLASS I DIRECTORS

     The Company's Fifth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the number of directors of the Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board and that the Board shall be divided into three Classes:
Class I, Class II and Class III. The number of directors in each class shall be equal, to the extent possible. The members of the respective classes serve for staggered three-year terms. Currently, there are six directors: the Class I directors are Anders P. Wiklund and Seth A. Rudnick, M.D., the Class II directors are Christopher Moller, Ph.D. and Eileen M. More, and the Class III directors are David I. Scheer and Roger S. Newton, Ph.D.

     Two Class I directors are to be elected at the Annual Meeting, each for a term of three years and until their respective successors are elected and qualified at an annual meeting of stockholders. The Board has nominated Henry E. Blair and Seth A. Rudnick, M.D. as nominees for election as Class I directors.

     Mr. Blair and Dr. Rudnick have individually informed the Company that, if elected, each is willing to serve as a director. If either Mr. Blair or Dr. Rudnick should become unavailable for election as a director, an eventuality that is not expected, the shares represented by proxies voted in favor of Mr. Blair or Dr. Rudnick will be voted for any substitute nominee as may be named by the Board.

     The information appearing in the following tables and the notes thereto has been furnished to the Company, where appropriate, by the nominees for director and the directors continuing in office with respect to: (i) the present principal occupation or employment of the nominees and each continuing director and, if such principal occupation or employment has not been carried on during the past five years, the occupation or employment during such period; (ii) the names and principal businesses of the corporations or other organizations in which such occupation or employment is carried on and/or has been carried on during the past five years; and (iii) the directorships held by each respective nominee or continuing director on the boards of publicly held and certain other corporations and entities.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                           FOR A TERM OF THREE YEARS

                                                                              IF ELECTED,
                                                              SERVED AS       TERM EXPIRES
                                                              DIRECTOR     AT ANNUAL MEETING
NAME AND PRINCIPAL OCCUPATION                                   SINCE      OF STOCKHOLDERS IN
-----------------------------                                 ---------    ------------------
Henry E. Blair, age 57......................................      --              2004
  Since August 1995, Mr. Blair has served as Chairman of the
  Board and President, and, since April 1997, Chief
  Executive Officer of Dyax Corporation, a public company
  that develops and commercializes new products for the
  pharmaceutical and biopharmaceutical industries. Mr. Blair has served as a director and officer of Dyax Corporation
  since its formation in 1989. Mr. Blair is also a director
  of and consultant to Genzyme Corporation, a biotechnology
  company, which he co-founded in 1981. Mr. Blair also
  co-founded Biocode, Inc. and GelTex Pharmaceuticals, Inc.
  In addition, he is a director of Genzyme Transgenics
  Corporation and a member of the boards of overseers at
  Tufts University School of Medicine and the Lahey
  Hitchcock Clinic.

                                                                              IF ELECTED,
                                                              SERVED AS       TERM EXPIRES
                                                              DIRECTOR     AT ANNUAL MEETING
NAME AND PRINCIPAL OCCUPATION                                   SINCE      OF STOCKHOLDERS IN
-----------------------------                                 ---------    ------------------
Seth A. Rudnick, M.D., age 52...............................    2000              2004
  Dr. Rudnick has served as a director since January 2000
  and is also a member of the Audit Committee. Since 1998,
  Dr. Rudnick has been a General Partner at Canaan Equity
  Partners LLC, a venture capital firm. From 1995 through
  1998, Dr. Rudnick was the Chairman and Chief Executive
  Officer of Cytotherapeutics, Inc., a developer of stem
  cell therapies to treat human diseases. He was previously
  the Senior Vice President of the R.W. Johnson
  Pharmaceutical Research Group of Ortho Pharmaceutical
  Corporation, Senior Vice President of Development with
  Biogen Research Corporation, a developer of pharmaceutical products and affiliate of Schering-Plough Corporation, and
  Director of Clinical Research with Schering-Plough. Dr.
  Rudnick has also held various faculty appointments with
  Brown University, the University of North Carolina and
  Yale University. Dr. Rudnick currently serves as a
  director for OraPharma, Inc. and NaPro BioTherapeutics,
  Inc. Dr. Rudnick received his M.D. from the University of
  Virginia, with fellowships at Yale in oncology and
  epidemiology.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a plurality of the votes cast by stockholders present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of the Class I directors.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AS CLASS I DIRECTORS.

                         DIRECTORS CONTINUING IN OFFICE

                                                              SERVED AS       TERM EXPIRES
                                                              DIRECTOR     AT ANNUAL MEETING
NAME AND PRINCIPAL OCCUPATION                                   SINCE      OF STOCKHOLDERS IN
-----------------------------                                 ---------    ------------------
Christopher Moller, Ph.D., age 47...........................    1998              2002
  Dr. Moller has served as a Director since 1998. Since
  1990, Dr. Moller has served as Vice President of TL
  Ventures, a company which manages a series of private
  equity funds. Dr. Moller is the Managing Director of the
  following funds managed by TL Ventures: Radnor Venture
  Partners, Technology Leaders, Technology Leaders II, TL
  Ventures III, and TL Ventures IV. Dr. Moller currently
  serves as a director of Adolor Corporation, Assurance
  Medical, Inc., OraPharma, Inc., Immunicon Corporation,
  eMerge Interactive Inc., ChromaVision Medical Systems,
  Inc., Genomics Collaborative, Inc., and Who? Vision
  Systems, Inc. Dr. Moller holds a Ph.D. in immunology from
  the University of Pennsylvania.
Eileen M. More, age 55......................................    1999              2002
  Ms. More has served as a Director since 1999. Ms. More was formerly a General Partner and is currently a Class B
  Limited Partner of Oak Investment Partners, a venture
  capital firm. Ms. More serves as a director of Halox
  Technologies Corporation, OraPharma, Inc., Psychiatric
  Solutions, Inc., and Teloquent Communications Corporation.
Roger S. Newton, Ph.D., age 50..............................    1998              2003
  Dr. Newton has served as the President, Chief Executive
  Officer and Director since July 1998. He previously served as a Distinguished Research Fellow in Vascular and Cardiac
  Diseases at Parke-Davis Pharmaceutical Research,
  Warner-Lambert Company, where he was the co-discoverer and chairman of the discovery and development team for the
  drug Lipitor(R), from August 1981 to May 1998. Dr. Newton
  specialized in atherosclerosis research during a
  post-doctoral fellowship at the University of California,
  San Diego. He also holds a faculty appointment in the
  Department of Pharmacology at the University of Michigan
  Medical School.
David I. Scheer, age 48.....................................    1998              2003
  Mr. Scheer has served as Chairman and Director since July
  1998. Mr. Scheer is also a founder of the Company. Since
  1981, Mr. Scheer has served as the President of Scheer &
  Company, Inc., a life sciences advisory firm with
  activities in venture capital, corporate strategy and
  transactional advisory services focused on the life
  sciences industry. Mr. Scheer currently serves as a
  director of OraPharma, Inc. and Achillon Pharmaceuticals,
  Inc. Mr. Scheer received his A.B. from Harvard College and his M.S. from Yale University.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2000, the Board held three in-person meetings and three telephonic meetings. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he served as a director and (ii) the total number of meetings held by any committee of the Board on which he served.

     The committees of the Board, their principal functions and their respective memberships are described below.

AUDIT COMMITTEE

     The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information that the Company makes public as well as by supervising the Company's financial reporting processes and system of internal controls. The Audit Committee also oversees the independence and performance of the Company's independent public accountants. The Audit Committee provides an open avenue of communication among the independent public accountants, financial and senior management, and the Board.

     The current members of the Audit Committee are: Christopher Moller, Ph.D., Eileen M. More, and Seth A. Rudnick, M.D., each of whom is "independent" as defined by the listing standards of the Nasdaq National Market. The Audit Committee held one meeting during fiscal year 2000.

     A copy of the Audit Committee's charter, which was adopted by the Board, is attached as Appendix B to this Proxy Statement. The report of the Audit Committee is set forth below.

COMPENSATION COMMITTEE

     The Compensation Committee is responsible for the evaluation, approval and administration of salary, incentive compensation, bonuses, benefit plans, and other forms of compensation for the officers, directors, and other key employees of the Company. The Compensation Committee is also responsible for interpreting, administering, and granting awards under the Company's 2000 Equity Compensation Plan, 1998 Stock Option Plan, Employee Stock Purchase Plan, and any other stock-based employee benefit plans.

     The current members of the Compensation Committee of the Board are: David
I. Scheer, Christopher Moller, Ph.D., and Eileen M. More. The Compensation Committee held one meeting during fiscal year 2000. The report of the Compensation Committee follows the report of the Audit Committee.

     Notwithstanding anything to the contrary, the following reports of the Audit Committee and the Compensation Committee and the stock performance graph under the section entitled "Stock Performance Graph" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviews the Company's financial statements and reporting processes on behalf of the Board. In addition, the Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent public accountants. Management represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Audit Committee has discussed with the independent public accountants their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Audit Committee discussed with the Company's independent public accountants the overall scope and plan for their audit. The Audit Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the Audit Committee's discussions with management and the independent public accountants, the Audit Committee's review of the representations of management and the report of the independent public accountants to the Audit Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          The Audit Committee:

                                          Christopher Moller, Ph.D.
                                          Eileen M. More
                                          Seth A. Rudnick, M.D.

                      REPORT OF THE COMPENSATION COMMITTEE

     As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. Our principal responsibilities include reviewing the Company's compensation policies and practices, recommending compensation for executives and key employees, making recommendations to the Board of Directors with respect to the adoption or modification of compensation and benefit plans for the employees of the Company, including the executive officers, and for interpreting, administering, and granting awards under the Company's 2000 Equity Compensation Plan, 1998 Stock Option Plan, and Employee Stock Purchase Plan.

     The compensation packages for our executive officers are designed to retain and attract top quality management and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Compensation Committee attempts to establish compensation packages that are comparable to the packages received by executives of similar companies.

     In compensating its executive officers, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of development stage pharmaceutical companies, such as the Company, than to mature pharmaceutical companies or companies in other industries. As a result, in making executive compensation decisions, the Compensation Committee evaluates other indications of performance, such as the achievement of milestones in the development and commercialization of the Company's product candidates and raising the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

     The basic components of the Company's compensation packages for executive officers include the following:

     - Base Salary
     - Bonuses
     - Stock Options
     - Benefits

     Each executive officer's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry. The Compensation Committee evaluates, at least annually, the performance of the Company's chief executive officer and each other executive officer. Base salary and increases in base salary for 2000 were determined based on both individual and Company performance. The Compensation Committee considered the following factors, among others, in setting the base salaries for executive officers during 2000: progress in the development of the Company's product candidates, success in capital raising necessary to the growth of development of the Company, and any special expertise or contributions of a particular executive.

     Bonuses are awarded by the Compensation Committee based upon its evaluation of the performance of each executive officer and the achievement of the Company's and the executives' goals during the year. In January 2001, bonuses totaling $179,100 were awarded to the Named Executive Officers for achievements in 2000, which included the continued development and clinical progress of LUV, AIM, RLT Peptide, ProApoA-I and HDL Elevators, along with the successful completion of the Company's initial public offering.

     The granting of stock options aligns the long-term interests of each executive officer with the interests of our stockholders and provides long-term incentives for each executive officer to remain with the Company. Grants are generally made to all employees on their date of hire based on salary level and position. In addition, all employees, including executive officers, are eligible for discretionary grants, which are generally based on either individual or corporate performance.

     Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability, or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular employees.

2000 COMPENSATION TO CHIEF EXECUTIVE OFFICER

     In reviewing and recommending Dr. Newton's salary and bonus and in awarding him stock options for fiscal year 2000, the Compensation Committee followed its overall compensation philosophy. During the year ended December 31, 2000, Dr. Newton received a salary of $215,000. For his contributions during fiscal year 2000, Dr. Newton earned a $64,500 bonus, which was paid in January 2001. In January 2000, Dr. Newton was granted options to purchase 126,437 shares of Common Stock at an exercise price of $2.22 per share under the terms of the Company's 1998 Stock Option Plan. The options vest in sixteen equal quarterly installments over a four-year period at the end of each quarter following the grant date. The Compensation Committee recommended this option grant to secure the long-term services of Dr. Newton and to recognize his efforts in connection with capital-raising in 1999. In addition, Dr. Newton received 95,741 shares of Series C Preferred Stock in January 2000 in exchange for services previously rendered. These shares were converted to 69,172 shares of Common Stock in connection with the Company's initial public offering.

                                          The Compensation Committee:

                                          Christopher Moller, Ph.D.
                                          Eileen M. More
                                          David I. Scheer

                  EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

     Summary of Compensation. The following table presents information concerning the compensation paid to or earned during the last two fiscal years by the Company's chief executive officer and four most highly compensated executive officers. We refer to these persons as the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                               ANNUAL          COMPENSATION
                                            COMPENSATION       ------------
                                         -------------------    SECURITIES
                                                      BONUS     UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR  SALARY($)   ($)(1)     OPTIONS(*)    COMPENSATION($)(2)
---------------------------        ----  ---------   -------   ------------   ------------------
Roger S. Newton, Ph.D. ..........  2000  $215,000    $64,500     126,437           $    735
  President, Chief Executive       1999   200,000     60,000          --            717,735(3)
  Officer
Timothy M. Mayleben..............  2000   175,000     35,000      90,312                735
  Vice President, Chief            1999   145,000     32,000      72,250                735
  Financial Officer
Jean-Louis H. Dasseux, Ph.D. ....  2000   148,500     29,700      72,249                735
  Vice President, Worldwide        1999   140,000     28,000      36,125                735
  Chemistry and Technologies
Charles L. Bisgaier, Ph.D. ......  2000   132,500     26,500      72,250                735
  Vice President, Discovery        1999   125,000     25,000          --                735
  Pharmacology
Michael E. Pape, Ph.D. ..........  2000   117,000     23,400      72,250                735
  Senior Director, Cellular and    1999   110,000     22,000          --                735
  Molecular Biology

-------------------------

 * All share numbers reflect the .7225-for-1 split of shares of Common Stock effected on May 9, 2000.

(1) Bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses earned in 2000 were paid in January 2001.

(2) Includes term life insurance premiums paid by the Company in the amount of $735 for Dr. Newton, Mr. Mayleben, Dr. Dasseux, Dr. Bisgaier, and Dr. Pape during 2000 and 1999.

(3) Includes $517,000 as the deemed value of 95,741 shares of series C preferred stock that were issued to Dr. Newton, and $200,000 that was paid to Dr. Newton in January 1999 to reimburse Dr. Newton for a portion of the tax expense he incurred in connection with the early exercise of stock options from his prior employer in 1998 when he joined Esperion.

                       OPTION GRANTS IN FISCAL YEAR 2000

     The following table provides information related to options for shares of Common Stock granted to the Named Executive Officers during fiscal year 2000:

                                            % OF TOTAL                            POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF     OPTIONS                                 ASSUMED ANNUAL RATES OF
                              SECURITIES    GRANTED TO                              STOCK PRICE APPRECIATION
                              UNDERLYING    EMPLOYEES    EXERCISE                      FOR OPTION TERM(2)
                                OPTIONS     IN FISCAL      PRICE     EXPIRATION   -----------------------------
NAME                          GRANTED#(1)      YEAR      ($/SHARE)    DATE(1)         5%($)          10%($)
----                          -----------   ----------   ---------   ----------   -------------   -------------
Roger S. Newton, Ph.D. .....    126,437        11.9%       $2.22      01/30/09     $1,484,617      $2,402,496

Timothy M. Mayleben.........     90,312         8.5         2.22      01/30/09      1,060,439       1,716,066

Jean-Louis H. Dasseux,
  Ph.D. ....................     18,062         7.0         2.22      01/30/09        212,083         343,206
                                 54,187                     4.57      03/09/09        508,922         902,296

Charles L. Bisgaier,
  Ph.D. ....................     21,675         6.8         2.22      01/30/09        254,507         411,858
                                 50,575                     4.57      03/09/09        474,998         842,151

Michael E. Pape, Ph.D. .....     21,675         6.8         2.22      01/30/09        254,507         411,858
                                 50,575                     4.57      03/09/09        474,998         842,151

-------------------------

 * All share numbers and exercise prices reflect the .7225-for-1 split of shares of Common Stock effected on May 9, 2000.

(1) Each of these options vests in sixteen equal quarterly installments over a four-year period at the end of each quarter following the grant date. Each option has a term of nine years.

(2) Because the options noted in this table were granted prior to the date of the Company's initial public offering on August 9, 2000, the potential realizable value has been calculated with reference to the $9.00 per share offering price of shares of Common Stock in the Company's initial public offering. The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 5% and 10% over the $9.00 per share. The 5% and 10% assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Corporation's stock price.

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table provides information related to any options for shares of Common Stock exercised by the Named Executive Officers during fiscal year 2000 and certain information about unexercised options held by the Named Executive Officers at December 31, 2000:

                                                                    NUMBER OF
                                                                   SECURITIES      VALUE OF UNEXERCISED
                                                                   UNDERLYING          IN-THE-MONEY
                                                                   UNEXERCISED          OPTIONS AT
                                                                   OPTIONS AT             FY-END
                                   SHARES                           FY-END(#)               ($)
                                  ACQUIRED          VALUE         EXERCISABLE/         EXERCISABLE/
NAME                           ON EXERCISE(#)   REALIZED($)(1)    UNEXERCISABLE      UNEXERCISABLE(2)
----                           --------------   --------------   ---------------   ---------------------
Roger S. Newton, Ph.D. ......          --          $     --      23,708/ 102,729   $205,193/   $889,120
Timothy M. Mayleben..........      27,094           238,156      21,450/ 114,018    194,727/  1,068,512
Jean-Louis H. Dasseux,
  Ph.D. .....................       9,031            79,382      20,321/  79,022    165,618/    621,315
Charles L. Bisgaier,
  Ph.D. .....................      44,704           393,259      17,612/  96,634    141,420/    818,698
Michael E. Pape, Ph.D. ......      32,512           288,056      29,804/  96,634    269,483/    818,698

-------------------------

 * All numbers have been adjusted to reflect the .7225-for-1 split of shares of Common Stock effected on May 9, 2000.

(1) The value realized is based upon the $9.00 per share offering price of shares of Common Stock in the Company's initial public offering, since the Company was not a public company on the dates on which the options were exercised.

(2) "In-the-money" options are options whose base (or exercise) price was less than the market price of the shares of Common Stock at December 31, 2000. The value of such options is calculated based on a stock price of $10.875, which was the closing price of a share of Common Stock on the Nasdaq Stock Market on December 31, 2000.

DIRECTOR COMPENSATION

     On July 17, 2000, the Company granted each non-employee member of the Board options to purchase 15,000 shares of Common Stock at an exercise price per share equal to the initial public offering price per share. The options vest in three equal annual installments beginning on the first anniversary of the grant date and expire on the ninth anniversary of the grant date.

     The Company reimburses each member of the Board for out-of-pocket expenses incurred in connection with attending meetings of the Board. The Company has also adopted a cash compensation arrangement for non-employee members of the Board that includes the payment of $1,500 for each regular meeting of the Board attended in person, $500 for each regular meeting of the Board attended by teleconference and $500 for each meeting of a Board committee attended in person or by teleconference.

     As a part of the discussions with Mr. Blair regarding his nomination as a director, the Company has approved a compensation arrangement for Mr. Blair that, if he is elected, would include a grant under the Company's 2000 Equity Compensation Plan of an option to purchase 30,000 shares of Common Stock, vesting on an annual basis over the three year period from the grant date at the rate of 10,000 shares per year, with a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant.

     The Company is also considering the adoption of a standard equity compensation arrangement for all non-employee members of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2000, Mr. David I. Scheer, Dr. Christopher Moller, Ms. Eileen M. More, and Dr. Roger S. Newton served on the Compensation Committee. None of these persons has served as an officer or employee of the Company or its subsidiary, except Dr. Newton, who has been the Company's President and Chief Executive Officer since its inception in 1998. Effective March 24, 2000, and prior to completion of the Company's initial public offering, Dr. Newton resigned from the Compensation Committee.

     During fiscal year 2000, Mr. Scheer, the Chairman of the Board of the Company, was compensated by the Company for services that he rendered in accordance with an advisory relationship agreement with the Company. Pursuant to this agreement, Scheer & Company, Inc., a company owned and controlled by David
I. Scheer, has provided the Company, since its inception, with corporate strategy consulting services and has assisted the Company in its efforts to develop corporate relationships. In March 1999, that advisory agreement was updated, and the Company agreed to pay Scheer & Company a cash retainer of $30,000 per quarter plus out-of-pocket expenses as compensation for such services. In addition, if Scheer & Company initiates or provides material services resulting in a transaction between the Company and another entity which is completed within a specified time period, Scheer & Company is entitled to an incentive fee based on the amount of consideration paid to the Company in the transaction. During fiscal year 2000, Mr. Scheer was paid $120,000 in exchange for services provided to the Company under the advisory relationship agreement. The advisory agreement had an initial term of one year, but is automatically extended if the Company and Scheer & Company so agree. As of March 20, 2001, the advisory agreement was still in effect. Either the Company or Scheer & Company may terminate the agreement for any reason upon 30 days' notice.

EMPLOYMENT, CHANGE OF CONTROL, AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Pursuant to a letter agreement dated June 26, 1998, Roger S. Newton, Ph.D., holds the positions of President and Chief Executive Officer and serves as a member of the Board. The letter agreement specifies an initial annual base salary amount and the right to receive an annual bonus in an amount equal to up to 30% of his annual base salary. The amount of his annual bonus, if any, is dependent upon achievement of a series of performance milestones set by the Board. The letter agreement provides that the Board will review Dr. Newton's performance on an annual basis and that the Board may adjust Dr. Newton's base salary, and bonus amount, and grant stock options to Dr. Newton in recognition of performance for the preceding year. In addition, pursuant to his letter agreement, Dr. Newton is provided with a benefits package similar to that offered to the Company's other senior executives, and has the right to receive 578,000 shares of restricted Common Stock which are subject to a right of repurchase at the original purchase price that becomes exercisable upon the termination of Dr. Newton's employment. The Company's repurchase right lapses on a quarterly basis over a four-year period. If the Company terminates Dr. Newton's employment without cause, he will receive his salary and benefits for six months after his termination, and 25% of his unvested options and unvested restricted stock will automatically vest. In connection with the letter agreement, Dr. Newton entered into non-competition and confidentiality agreements with the Company.

     Timothy M. Mayleben holds the positions of Vice President, Finance and Administration and Chief Financial Officer. A letter agreement dated January 11, 1999 with Mr. Mayleben specifies an initial annual base salary amount and the right to receive an annual bonus in an amount equal to up to 20% of his annual base salary. The amount of his annual bonus, if any, is dependent upon achievement of a series of performance milestones set by Mr. Mayleben and the Chief Executive Officer of the Company. The letter agreement provides that Mr. Mayleben's performance will be reviewed on an annual basis and that based on that review, his base salary, and bonus amount, may be adjusted, and he may be granted stock options in recognition of performance for the preceding year. In addition, pursuant to his letter agreement, Mr. Mayleben was provided with a benefits package similar to that offered to the Company's other executives and he received options to purchase 90,312 shares of Common Stock, which vest on a quarterly basis over the four-year period from the grant date and are exercisable for a nine-year period from the grant date. If the Company terminates Mr. Mayleben's employment without cause, he will receive his salary and benefits for six months after his termination, and 25% of his unvested options will automatically vest. In connection with the letter agreement, Mr. Mayleben entered into non-competition and confidentiality agreements with the Company.

     Charles L. Bisgaier, Ph.D. holds the position of Vice President, Discovery Pharmacology. A letter agreement dated June 26, 1998 with Dr. Bisgaier specifies an initial annual base salary amount and the right to receive an annual bonus in an amount equal to up to 20% of his annual base salary. The amount of his annual bonus, if any, is dependent upon achievement of a series of performance milestones set by Dr. Bisgaier and the Chief Executive Officer of the Company. The letter agreement provides that the Board will review Dr. Bisgaier's performance on an annual basis and that the Board may adjust Dr. Bisgaier's base salary, and bonus amount, and grant stock options to Dr. Bisgaier in recognition of performance for the preceding year. In addition, pursuant to his letter agreement, Dr. Bisgaier was provided with a benefits package similar to that offered to the Company's other senior executives, received options to purchase 86,700 shares of Common Stock, which vest on a quarterly basis over the four-year period from the grant date and are exercisable for a nine-year period from the grant date, and purchased 57,800 shares of Common Stock which are subject to a right of repurchase at the original purchase price that becomes exercisable upon the termination of Dr. Bisgaier's employment. The Company's repurchase right lapses on a quarterly basis over a four-year period. If the Company terminates Dr. Bisgaier's employment without cause, he will receive his salary and benefits for six months after his termination, and 25% of his unvested options and unvested restricted stock will automatically vest. In connection with the letter agreement, Dr. Bisgaier entered into non-competition and confidentiality agreements with the Company.

     Jean-Louis H. Dasseux, Ph.D. holds the position of Vice President, Worldwide Chemistry and Technologies. A letter agreement dated December 9, 1998 with Dr. Dasseux specifies an initial annual base salary amount and the right to receive an annual bonus in an amount equal to up to 20% of his annual base salary. The amount of his annual bonus, if any, is dependent upon achievement of a series of performance milestones set by Dr. Dasseux and the Chief Executive Officer of the Company. The letter agreement provides that the Board will review Dr. Dasseux's performance on an annual basis and that the Board may adjust Dr. Dasseux's base salary, and bonus amount, and grant stock options to Dr. Dasseux in recognition of performance for the preceding year. In addition, pursuant to his letter agreement, Dr. Dasseux is provided with a benefits package similar to that offered to the Company's other senior executives, and received options to purchase 36,125 shares of Common Stock, which vest on a quarterly basis over the four-year period from the grant date and are exercisable for a nine-year period from the grant date. If the Company terminates Dr. Dasseux's employment without cause, he will receive his salary and benefits for six months after his termination, and 25% of his unvested options will automatically vest. In connection with the letter agreement, Dr. Dasseux entered into non-competition and confidentiality agreements with the Company.

     Michael E. Pape, Ph.D. holds the position of Senior Director, Cellular and Molecular Biology. A letter agreement dated June 26, 1998 with Dr. Pape specifies an initial annual base salary amount and the right to receive an annual bonus in an amount equal to up to 20% of his annual base salary. The amount of his annual bonus, if any, is dependent upon achievement of a series of performance milestones set by the Dr. Pape and the Chief Executive Officer of the Company. The letter agreement provides that the Board will review Dr. Pape's performance on an annual basis and that the Board may adjust Dr. Pape's base salary, and bonus amount, and grant stock options to Dr. Pape in recognition of performance for the preceding year. In addition, pursuant to his letter agreement, Dr. Pape is provided with a benefits package similar to that offered to the Company's other senior executives, received options to purchase 86,700 shares of Common Stock, which vest on a quarterly basis over the four-year period from the grant date and are exercisable for a nine-year period from the grant date, and purchased 57,800 shares of Common Stock which are subject to a right of repurchase at the original purchase price that becomes exercisable upon the termination of Dr. Pape's employment. The Company's repurchase right lapses on a quarterly basis over a four-year period. If the Company terminates Dr. Pape's employment without cause, he will receive his salary and benefits for six months after his termination, and 25% of his unvested options and unvested restricted stock will automatically vest. In connection with the letter agreement, Dr. Pape entered into non-competition and confidentiality agreements with the Company.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the change in the total stockholder return on shares of Common Stock during the period from August 10, 2000, the date that the Company became a public company, through December 31, 2000, with the total return on the Nasdaq Composite Index (U.S.), the Nasdaq Biotechnology Index, and the AMEX Biotechnology Index. The comparison assumes that $100 was invested on August 10, 2000 in shares of Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                    ASSUMES $100 INVESTED ON AUGUST 10, 2000
                         YEAR ENDING DECEMBER 31, 2000

                                  [LINE GRAPH]

---------------------------------------------------------------------------------------
                  INDEX DATA                       AUGUST 10, 2000    DECEMBER 31, 2000
---------------------------------------------------------------------------------------
 Esperion Therapeutics, Inc.                             $100                $121
 Nasdaq Composite Index (U.S.)                           $100                $ 64
 Nasdaq Biotechnology Index                              $100                $ 89
 AMEX Biotechnology Index                                $100                $ 94

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Pursuant to a consulting agreement dated as of August 12, 1998, Anders P. Wiklund, a director of the Company who is not standing for re-election, provides business consulting services to the Company, including assisting the Company in its efforts to secure new product candidates and technologies. Initially, the Company agreed to pay Mr. Wiklund a fixed amount of $3,000 per month plus out-of-pocket expenses as compensation for such services; on August 1, 2000, the fixed amount of compensation for such services was revised to $1,500 per month. During fiscal year 2000, the Company paid Mr. Wiklund a total of $28,500 for business consulting services. The consulting agreement had an initial term of one year, but continues in effect until terminated by either the Company or Mr. Wiklund upon written notice to the other or upon the occurrence of certain other events. As of March 20, 2001, the consulting agreement was still in effect. In connection with the consulting agreement, Mr. Wiklund entered into non-competition and confidentiality agreements with the Company.

     In September 1999, the Company entered into a license agreement with Jean-Louis H. Dasseux, Ph.D., an executive officer of the Company, and the other inventors of the RLT Peptide technology. Under the license agreement, the Company obtained an exclusive license of the RLT Peptide technology and related U.S. and foreign patents for a term of ten years. Under the terms of the license agreement, the Company is required to make payments to the licensors upon the achievement of certain milestones. If all of the milestones set forth in the license agreement are achieved, the total amount payable by the Company to the licensors, including Dr. Dasseux, would be approximately $2,165,000. Royalties are also payable by the Company under the license agreement. During fiscal year 2000, the Company paid $39,333 to Dr. Dasseux pursuant to the license agreement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent (10%) of the Company's outstanding Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities. Specific due dates for these records have been established and the Company is required to report in this proxy statement any failure to file by these dates in fiscal year 2000. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 2000.

                                   PROPOSAL 2

     APPROVAL OF THE 2000 EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED

     On April 24, 2001, the Board adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's 2000 Equity Compensation Plan (the "2000 Plan") that would increase the total number of shares of Common Stock authorized for issuance under the 2000 Plan from 1,000,000 shares to 1,700,000 shares, an increase of 700,000 shares. The Board previously amended the 2000 Plan to provide that the Compensation Committee may delegate to the Company's chief executive officer ("CEO") and chief financial officer ("CFO") the authority to make grants to certain individuals under the 2000 Plan. The Board has directed that the proposal to approve the increase in the number of shares authorized to be issued under the 2000 Plan be submitted to the Company's stockholders for their approval.

     The Company believes that the availability of the additional 700,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the 2000 Plan. As of April 24, 2001, grants have been awarded with respect to 463,875 shares under the 2000 Plan, leaving 536,125 shares available for issuance under the 2000 Plan. In addition to the shares available under the 2000 Plan, the Company has 7,246 shares available for issuance under its 1998 Stock Option Plan (the "1998 Plan").

     The Board believes that the number of shares available for issuance under the 2000 Plan and the 1998 Plan is not sufficient in view of the Company's compensation structure and strategy. The Board has concluded that the Company's ability to attract, retain and motivate top quality management and employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees, advisers, consultants and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company.

     The Company is also seeking to have the stockholders approve a restatement of the 2000 Plan. The purpose of such approval is to ensure that the stockholders have reapproved the entire 2000 Plan as amended, including the performance criteria that may be used by the Compensation Committee in granting performance-based awards under the 2000 Plan, as amended, so that such awards will qualify for the performance-based exception to the deduction limitations of
Section 162(m) of the Internal Revenue Code ("Code Section 162(m)") until the first meeting of stockholders that occurs in 2006. A copy of the 2000 Plan as amended is attached to this Proxy Statement as Appendix A.

SUMMARY OF THE 2000 EQUITY COMPENSATION PLAN

     The purpose of the 2000 Plan is to provide designated employees, consultants, advisors, and non-employee directors of the Company with the opportunity to receive grants under the Plan through the issuance of equity awards. The Company believes that grants under the 2000 Plan will encourage the participants of the 2000 Plan to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders by aligning the economic interests of the participants with those of the stockholders.

     The Compensation Committee, which administers the 2000 Plan, has the authority, among other things, to: (i) select the Company's employees, consultants, advisers and directors who will receive grants under the 2000 Plan;
(ii) determine the type, size and terms of grants to be made to each such individual; (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant; and (v) deal with any other matters arising under the 2000 Plan. Pursuant to a prior amendment to the 2000 Plan, the Compensation Committee may delegate to the Company's CEO and CFO the authority to make certain grants under the 2000 Plan. All decisions made by the Compensation Committee are conclusive and binding on all persons receiving grants under the 2000 Plan.

     Grants to participants under the 2000 Plan may include: (i) options to purchase shares of the Common Stock, including incentive stock options ("ISOs"), which may only be granted to employees of the Company or its subsidiaries, and nonqualified stock options ("NQSOs"), which may be granted to employees, non-employee directors, consultants and advisers to the Company; (ii) stock awards, which may be granted to employees, non-employee directors, and consultants and advisers to the Company, and which may be subject to restrictions on transferability and other conditions; and (iii) performance units, which may be granted to employees and consultants and advisers to the Company, whereby payments will be made in cash, in Common Stock, or in a combination of the two, provided that the cash portion may not exceed 50% of the amount to be distributed, and are payable if applicable performance goals are met during a relevant performance period.

     Under the terms of the 2000 Plan, no individual may receive grants in any one calendar year relating to more than 500,000 shares of Common Stock. Generally, under the 2000 Plan, only a participant, during his or her lifetime, may exercise rights under a grant of an ISO, NQSO, stock award or performance unit.

     The exercise price at which shares of the Common Stock may be purchased upon the exercise of ISOs or NQSOs granted under the 2000 Plan shall be determined by the Compensation Committee and may be equal to or greater than the per share fair market value of shares of the Common Stock on the date the ISOs or NQSOs are granted. The term of the ISOs and NQSOs will be determined by the Compensation Committee but may not exceed 10 years from the date of grant. No ISOs may be granted to a participant who, at the time of grant, owns an amount of stock in the Company that would provide such individual with more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the per share exercise price is not less than 110% of the fair market per share value of the Common Stock on the date of grant and the term of the ISO is not greater than 5 years from the date of grant. The Compensation Committee will determine the term and conditions under which ISOs and NQSOs owned by the individual become exercisable.

     ISOs and NQSOs can be exercised by a participant through the payment of cash, delivery of shares owned by the participant (with the approval of the Compensation Committee), through a broker, or any other method that the Compensation Committee may approve.

     The 2000 Plan permits the Compensation Committee to impose and specify objective performance goals that must be met with respect to grants of stock awards and performance units to employees. The Compensation Committee will determine the performance periods for the performance goals. Forfeiture of all or part of any such grant will occur if the performance goals are not met, as determined by the Compensation Committee. Prior to, or soon after the beginning of, the performance period, the Compensation Committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met, and any other conditions. Performance units and stock awards granted to any employee as performance-based compensation may not consist of more than 500,000 shares of Common Stock for any performance period.

     These performance goals, to the extent designed to meet the requirements of Code Section 162(m), will be based on one or more of the following measures applicable to a business unit or the Company and its subsidiaries as a whole, or a combination of the two: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

     In the event of a change of control of the Company where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless otherwise determined by the Compensation Committee, all outstanding ISOs and NQSOs will be assumed by or replaced with comparable options or rights by the surviving corporation (or a parent of the surviving corporation), and all other outstanding grants will be converted to similar grants of the surviving corporation (or a parent of the surviving corporation). The Compensation Committee may also take any of the following actions in the event of a change of control of the Company: (i) provide for the full acceleration and exercisability of ISOs and NQSOs and lapse of all restrictions on outstanding grants; (ii) provide that all participants holding performance units will receive payment in settlement of the performance units in an amount determined by the Compensation Committee; (iii) require surrender of outstanding ISOs or NQSOs in exchange for payment of cash or Common Stock in an amount by which the fair market value of the Common Stock exceeds the exercise price of the option; or

(iv) after giving participants the opportunity to exercise outstanding ISOs or NQSOs, terminate any or all unexercised options.

     As of April 24, 2001, the Compensation Committee has granted awards with respect to 463,875 shares of Common Stock under the 2000 Plan. As of such date, 536,125 shares remained available under the 2000 Plan, subject to increase in the event any outstanding awards under the 2000 Plan terminate, expire or are forfeited without delivery of shares. If the amendment to the 2000 Plan to increase the number of shares authorized to be issued under the 2000 Plan is approved, the total number of shares of the Common Stock that may be issued under the 2000 Plan will be 1,700,000, meaning that 1,236,125 shares will be available under the 2000 Plan.

     The Board may amend or terminate the 2000 Plan at any time. However, stockholder approval is required for any change that is required to be approved by the stockholders by law, under the rules of any applicable stock exchange, or in order for any grant to meet applicable requirements of the Internal Revenue Code. The 2000 Plan will terminate on March 23, 2010, the day immediately preceding the tenth anniversary of the effective date of the 2000 Plan, unless the Board terminates the 2000 Plan earlier or extends it with approval of the Company's stockholders.

     No grants have been made under the 2000 Plan that are subject to stockholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be made or who will receive any such grants under the 2000 Plan after the Annual Meeting.

     The last sales price of the Company's Common Stock on April 24, 2001 was $4.60 per share.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2000 Plan.

     The grant of an ISO or NQSO will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an NQSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

     With respect to grants under the 2000 Plan that may be settled either in cash or in shares of the Common Stock that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received. The Company will be entitled to a deduction for the same amount. With respect to grants involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits the shares, the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after receipt of the shares.

     Code Section 162(m) generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that options granted by the Compensation Committee with an exercise price at or above 100% of the fair market value of the underlying Common Stock on the date of grant, and stock awards and performance units the settlement of which are conditioned upon achievement of performance goals based upon the criteria set forth above, will qualify as "performance-based compensation," although other grants not meeting these requirements under the 2000 Plan may not so qualify.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the stockholders present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required to approve the Company's 2000 Equity Compensation Plan, as amended and restated.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2000 EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED.

                                   PROPOSAL 3

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, and subject to the ratification by the stockholders, the Board has appointed Arthur Andersen LLP as the Company's independent public accountants to examine the Company's financial statements for the fiscal year ending December 31, 2001. Arthur Andersen LLP has served as the Company's independent public accountants since 1998. Representatives from Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions from those attending the meeting.

ARTHUR ANDERSEN LLP FEES RELATED TO FISCAL YEAR 2000

AUDIT FEES:

     The aggregate audit fees billed, or to be billed, by Arthur Andersen LLP for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q filed by the Company during fiscal year 2000 totaled $42,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

     The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2000.

ALL OTHER FEES:

     The aggregate of all other fees billed to the Company by Arthur Andersen LLP during fiscal year 2000 for all non-audit services rendered to the Company, including tax-related services ($34,000) and professional services provided in connection with the Company's initial public offering ($297,500) during fiscal year 2000 totaled $331,500.

     The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining the independence of Arthur Andersen LLP.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the stockholders present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

           STOCKHOLDER PROPOSAL DEADLINES FOR THE 2002 ANNUAL MEETING

     Any stockholder proposal submitted to the Company pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy statement for the Company's annual meeting of stockholders in 2002 must be made in writing and received by the Secretary of the Company at the Company's executive office in Ann Arbor, Michigan, no later than the close of business on January 1, 2002. Such Rule 14a-8 stockholder proposals must comply with applicable rules of the Securities and Exchange Commission.

     Any stockholder who wishes to raise other matters, including stockholder proposals not made pursuant to Rule 14a-8, before the Company's annual meeting of stockholders in 2002 must deliver to the Secretary of the Company, at the Company's executive office, written notice of such other matters no later than the close of business on March 16, 2002. If the Company does not receive timely notice of any such other matters, the persons designated as proxies will retain general discretionary authority to vote on any such matters raised at that annual meeting.

                                 OTHER MATTERS

     The Board does not intend to present any other matters at the Annual Meeting and does not know of any other matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote on any such matters in accordance with their best judgment.

     Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K, including the financial statements and other required information, for the Company's most recently completed fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of shares of Common Stock entitled to vote at such meeting. Written requests for such report should be directed to:

                            Christine K. Ballman, Esq.
                            General Counsel
                            Esperion Therapeutics, Inc.
                            3621 S. State Street
                            695 KMS Place
                            Ann Arbor, Michigan 48108

     For directions to the Annual Meeting, please call Dawn Evans, Executive Assistant, at (734) 222-1808.

     You are urged to complete, sign, date, and return the enclosed Proxy Card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope for the Proxy Card is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          Roger S. Newton, Ph.D.
                                          President and Chief Executive Officer

Dated: April 30, 2001

                                                                      APPENDIX A

                          ESPERION THERAPEUTICS, INC.
                         2000 EQUITY COMPENSATION PLAN
                 (AMENDED AND RESTATED, EFFECTIVE MAY 22, 2001)

     The purpose of the Esperion Therapeutics, Inc. 2000 Equity Compensation Plan (the "Plan"), as amended and restated, effective May 22, 2001, is to provide (i) designated employees of Esperion Therapeutics, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

     1. ADMINISTRATION

     (a) Committee. The Plan shall be administered by a committee appointed by the Board (the "Committee"), which may consist of two or more persons who are "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate.

     (b) Committee Authority.  The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

     (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     (d) Delegation of Authority. Notwithstanding the foregoing, the Committee may delegate to either, or both, of the Chief Executive Officer and the Chief Financial Officer of the Company the authority to make grants under the Plan to employees, consultants and advisors of the Company and its subsidiaries who are, at the time of grant, not subject to the restrictions of section 16(b) of the Exchange Act and not expected to be subject to the limitations of section 162(m) of the Code. The grant of authority under this Subsection 1(d) shall be subject to such conditions and limitations as may be determined by the Committee.

     2. GRANTS

     Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), stock awards as described in Section 6 ("Stock Awards"), and performance units as described in Section 7 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3. SHARES SUBJECT TO THE PLAN

     (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 1,700,000 shares; provided, however, that prior to May 22, 2001, the aggregate number of shares that could be issued or transferred under the Plan was 1,000,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

     (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

     4. ELIGIBILITY FOR PARTICIPATION

     (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

     (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

     5. GRANTING OF OPTIONS

     (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

     (b) Type of Option and Price.

          (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

          (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

          (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

     (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

     (e) Termination of Employment, Disability or Death.

          (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

          (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in
     Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

          (v) For purposes of this Section 5(e), and Sections 6 and 7:

             (A) The term "Company" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

             (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

             (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company's long-term disability plan.

             (D) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company,
        (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

     (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise.

     (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

     6. STOCK AWARDS

     The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock
Awards:

     (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

     (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

     (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 11(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

     (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

     (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

     7. PERFORMANCE UNITS

     (a) General Requirements. The Committee may grant performance units ("Performance Units") to an Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. The value of a Performance Unit shall equal the Fair Market

Value of a share of Company Stock. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

     (b) Performance Period and Performance Goals. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

     (c) Payment with respect to Performance Units. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made partly in cash, in Company Stock, or in a combination of the two, as determined by the Committee, provided that the cash portion does not exceed 50% of the amount to be distributed.

     (d) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     8. QUALIFIED PERFORMANCE-BASED COMPENSATION.

     (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Performance Units or Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 8 shall apply to Grants of Performance Units and Stock Awards that are to be considered "qualified performance-based compensation" under section 162(m) of the Code.

     (b) Performance Goals. When Performance Units or Stock Awards that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Stock Awards to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

     (c) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

     (d) Maximum Payment. Performance Units and Stock Awards under this Section 8 may be granted to an Employee with respect to not more than 500,000 shares of Company Stock for any Performance Period.

     (e) Announcement of Grants. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards or Performance Units for the Performance Period shall be forfeited.

     (f) Death, Disability, Change of Control or Other Circumstances. The Committee may provide that Performance Units shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee's death or Disability (as defined in Section 5(e) above) during the Performance Period, or under other circumstances consistent with the regulations and rulings under section 162(m), and the provisions of Section 13 shall apply in the event of a Change of Control.

     9. DEFERRALS

     The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Option, the lapse or waiver of restrictions applicable to Stock Awards, or the satisfaction of any requirements or objectives with respect to Performance Units. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

     10. WITHHOLDING OF TAXES

     (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options, Stock Awards and other Grants paid in Company Stock, the Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to Options, Stock Awards or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Company's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

     11. TRANSFERABILITY OF GRANTS

     (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock

Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     12. CHANGE OF CONTROL OF THE COMPANY

     As used herein, a "Change of Control" shall be deemed to have occurred if:

          (a) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

          (b) The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for
     (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company;

          (c) Any person has commenced a tender offer or exchange offer for 30% or more of the voting power of the then outstanding shares of the Company; or

          (d) After the date this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     13. CONSEQUENCES OF A CHANGE OF CONTROL

     (a) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).

     (b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may, but shall not be obligated to, take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable and that the restrictions and conditions on outstanding Stock Awards shall immediately lapse, (ii) determine that Grantees holding Performance Units shall receive a payment in settlement of such Performance Units in an amount determined by the Committee, (iii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to Subsection (a)).

     14. REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES

     (a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     (b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 120-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     15. AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if (i) such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code, (ii) such approval is required in order to exempt compensation under the Plan from the deduction limit under section 162(m) of the Code, or
(iii) such approval is required by applicable stock exchange requirements.

     (b) Stockholder Approval for "Qualified Performance-Based
Compensation." If Performance Units or Stock Awards are granted as "qualified performance-based compensation" under Section 8 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 8, if required by section 162(m) of the Code or the regulations thereunder.

     (c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

     (d) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(c). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(c) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (e) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     16. FUNDING OF THE PLAN

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     17. RIGHTS OF PARTICIPANTS

     Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     18. NO FRACTIONAL SHARES

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     19. HEADINGS

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     20. EFFECTIVE DATE OF THE PLAN.

     The Plan was initially effective as of March 24, 2000. The effective date of this amendment and restatement of the Plan is May 22, 2001, subject to the approval of the Company's stockholders.

     21. MISCELLANEOUS

     (a) Grants in Connection with Corporate Transactions and
Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

     (c) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of Delaware, without giving effect to the conflict of laws provisions thereof.

                                                                      APPENDIX B

              AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
            OF THE BOARD OF DIRECTORS OF ESPERION THERAPEUTICS, INC.

     The Board of Directors (the "Board") of Esperion Therapeutics, Inc. (the "Corporation") has already determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this Amended and Restated Charter to establish the new governing principles of the Audit Committee.

I. ROLE OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

     A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

     B. To oversee the independence and performance of the Corporation's independent accountants; and

     C. To provide a means for open communication between and among the Corporation's independent accountants, financial and senior management, the internal audit department and the Board.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate or that they are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Corporation's independent accountants. The Corporation's management has the responsibility to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to ensure the Corporation's compliance with laws and regulations or compliance with the Corporation's code of ethical conduct. The primary responsibility for these matters also rests with the Corporation's management.

II. COMPOSITION OF THE AUDIT COMMITTEE

     A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting, and the members shall serve until the next such meeting or until their successors are designated by the Board.

     B. The Audit Committee shall consist of at least three members, but no more than six members, who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members. Committee members shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market).

III. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

IV. RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The Audit Committee shall have the responsibility with respect to:

     A. The Corporation's Risks and Control Environment:

       - To discuss with the Corporation's management, independent accountants and any internal audit department the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

       - To investigate any matter brought to its attention within the scope of its duties.

     B. The Corporation's Independent Accountants:

       - To have a constructive and positive working relationship with the independent accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the shareholders;

       - To evaluate annually the effectiveness and objectivity of the Corporation's independent accountants and to recommend to the Board the engagement or replacement of the independent accountants;

       - To ensure that the Audit Committee receives annually from the Corporation's independent accountants the information about all of the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent accountants; and

       - To approve the fees and other compensation paid to the independent accountants.

     C. The Corporation's Financial Reporting Process:

       - To oversee the Corporation's selection of and major changes to its accounting policies;

       - To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by generally accepted auditing standards to discuss with the Audit Committee, such as any significant changes to the Company's accounting policies, the integrity of the Corporation's financial reporting processes and any proposed changes or improvements in financial, accounting or auditing practices;

       - To discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, where appropriate, the interim results before they are made public;

       - To review and discuss with the Corporation's financial management and independent accountants the Corporation's audited financial statements and, where appropriate, the Corporation's interim financial statements before they are made public; and

       - To issue for public disclosure by the Corporation the report required by the rules of the Securities and Exchange Commission.

     D. The Corporation's Internal Audit Process:

       - To review, assess and approve the charter for the internal audit department, if any;

       - To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department, if any;

       - To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special projects; and

       - To oversee the activities, organizational structure and qualifications of the internal audit department, if any.

     E. Other Matters

       - To review and reassess the adequacy of this Charter on an annual basis;

       - To review reports and any financial information submitted by the Corporation to a government body or the public;

       - To report to the Board the matters discussed at each meeting of the Audit Committee;

       - To keep an open line of communication with the financial and senior management, the internal audit department, the independent accountants and the Board; and

       - To retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                   DETACH HERE

                           Esperion Therapeutics, Inc.
                                  COMMON STOCK

[LOGO OF Esperion Therapeutics, Inc.]                                 PROXY CARD

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2001.

                             YOUR VOTE IS IMPORTANT!
          PLEASE COMPLETE, SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                      PROXY

The undersigned hereby appoints Roger S. Newton, Ph.D. and Timothy M. Mayleben and each of them, as proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the 2001 Annual Meeting of Stockholders to be held at Crowne Plaza, 610 Briarwood Circle, Ann Arbor, Michigan 48108, on May 22, 2001 at 9:00 a.m. local time, and at any adjournment thereof, upon all subjects that may properly come before the Annual Meeting, including the subjects specified below, which are more fully described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this Proxy Card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the election of each of the nominees for Class I Directors, "FOR" the approval of the Company's Amended and Restated 2000 Equity Compensation Plan, and "FOR" the ratification of the appointment of the independent public accountants if the applicable boxes are not marked, and at their discretion on any other matter that may properly come before the Annual Meeting.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

                                   DETACH HERE


         [X]      PLEASE MARK VOTES AS IN THIS EXAMPLE


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

         1.       To elect the Nominees for Class I Directors.

                  NOMINEE: Henry E. Blair

                  [    ]  FOR       [      ]  WITHHOLD AUTHORITY TO VOTE

                  NOMINEE: Seth A. Rudnick, M.D.

                  [    ]  FOR       [      ]  WITHHOLD AUTHORITY TO VOTE

         2. To approve an amendment of the Company's 2000 Equity Compensation Plan to increase the number of shares authorized for issuance under the Plan and a restatement of the Plan.

                  [     ]  FOR      [      ]  AGAINST    [      ]  ABSTAIN

         3. To ratify the Board of Directors' appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2001.

                  [      ]  FOR     [      ]  AGAINST    [      ]  ABSTAIN


                                   Date:                        , 2001
                                         -----------------------


                                   ---------------------------------------------
                                                  Signature

                                   ---------------------------------------------
                                         Signature (if jointly held)

                                   Please sign exactly as your name
                                   appears on this Proxy Card. If
                                   signing for a corporation or
                                   partnership, or as agent, attorney
                                   or fiduciary, indicate the capacity
                                   in which you are signing. If shares
                                   are held by joint tenants or as
                                   community property, both persons
                                   should sign. If you vote by ballot
                                   in person at the Annual Meeting or
                                   by submitting a valid, later dated
                                   Proxy Card, such vote will supersede
                                   this proxy.

                             [  ]  MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                             [  ]  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

  PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO STOCKTRANS, INC. AT 44 WEST LANCASTER AVENUE, ARDMORE,
    PA 19003, SO THAT YOUR SHARES CAN BE REPRESENTED AT THE ANNUAL MEETING.